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                    Prudential Growth Opportunity Fund, Inc.
                      Supplement dated January 2, 1996 to
                       Prospectus dated November 29, 1995
                            HOW THE FUND IS MANAGED
MANAGER

    Effective January 1996, Jay Kaplan, a Vice President of The Prudential Investment Corporation (PIC), became a co-manager of the Fund. Mr. Kaplan shares responsibility for the day-to-day management of the Fund's portfolio with Roger
E. Ford, the Fund's current portfolio manager. Mr. Kaplan also has responsibility for the day-to-day management of a number of other portfolios advised by PIC. Mr. Kaplan has been employed by PIC as a portfolio manager since January 1995. Prior thereto he was an analyst with PIC (1991-1994) and with the Corporate Finance Group of The Prudential Insurance Company of America between 1988 and 1991.

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